THE HENSSLER FUNDS

        Supplement to Statement of Additional Information for The
Henssler Funds dated June 8, 1998.

        The following sentence replaces similar language under part 6 of "Investment Restrictions" on page B-7:

        6. Purchase or sell commodities or commodity contracts, including future contracts, provided however that the Fund may enter into foreign currency exchange contracts as described above under "Investments in Foreign Securities."

        The date of the above supplement is February 11, 1999.